Exhibit 10(s)

                          WAIVER AND CONSENT AGREEMENT

     This Waiver and Consent Agreement (this "Agreement") is entered into as of August __, 1997 by and among Regent Bancshares Corp. ("Regent"), Regent National Bank (the "Bank") and the persons listed on the signature pages hereto (collectively, the "Holders") who purchased, in the aggregate, 1,120,000 shares of common stock, par value $1.00 per share (the "Bank Common Stock"), of the Bank in a private placement on April 16, 1997 for a purchase price of $8.50 per share (the "Bank Offering").

     WHEREAS, each of the Holders of Bank Common Stock received a Private Placement Memorandum dated April 8, 1997 relating to the Bank Common Stock at or prior to the time such Holder subscribed for its shares of Bank Common Stock;

     WHEREAS, the Bank Common Stock was exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"), and there is an illiquid public market therefor;

     WHEREAS, the Private Placement Memorandum stated, and the Holders purchased the Bank Common Stock with the understanding, that the Bank Common Stock sold in the Bank Offering is mandatorily exchangeable, at the option of Regent, for common stock, par value $.10 per share, of Regent (the "Regent Common Stock") at the rate (the "Exchange Rate") of 1.41666 shares of Regent Common Stock for each share of Bank Common Stock (the "Exchange") at any time after (i) the average of the closing bid price of Regent Common Stock has equaled or exceeded $12 per share for 15 consecutive trading days and (ii) the Regent Common Stock issuable in exchange for the Bank Common Stock has been registered under the 1933 Act (collectively, the "Conditions");

     WHEREAS, the average of the closing bid price of Regent Common Stock on Nasdaq for the 15 consecutive trading days to and including August __, 1997 was ____, so that based upon such average price, 1.41666 shares of Regent Common Stock had a value of approximately $____ per share;

     WHEREAS, on June 11, 1997, Regent filed with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-1 (the "Registration Statement") that includes the Regent Common Stock issuable in exchange for the Bank Common Stock and an amendment to such Registration Statement on July 31, 1997; and

     WHEREAS, the Holders are of the opinion that it is in the best interests of Regent that the exchange of Regent Common Stock for the Bank Common Stock be consummated prior to September 30, 1997.

     NOW, THEREFORE, in consideration of the premises set forth herein and other valuable consideration, and intending to be legally bound hereby, Regent, the Bank and the Holders agree as follows:

     1. Waiver by the Holders. Effective as of the first business day following the date (a) on which the Registration Statement shall have been declared effective by the SEC and (b) Regent shall have received a counterpart of this Agreement executed by each of the Holders, each Holder agrees with respect to the Bank Common Stock owned by it to waive the Condition to the Exchange that Regent cannot determine to effect the Exchange unless the average closing bid price of Regent Common Stock shall have equaled or exceeded $12 per share for 15 consecutive days.

     2. The Exchange Offer. Promptly following the Registration Statement having been declared effective by the SEC, Regent will mail to each Holder a prospectus (the "Prospectus") relating to the Exchange Offer and a letter of transmittal (the "Letter of Transmittal") for use in exchanging certificates representing Bank Common Stock for certificates representing Regent Common Stock.

     3. Surrender of Certificates. To effect a proper surrender and exchange of certificates representing Bank Common Stock for certificates representing Regent Common Stock, each Holder, promptly following such Holder's receipt of the Prospectus and the Letter of Transmittal, agrees to complete, execute and return the Letter of Transmittal and the certificate representing such Holder's Bank Common Stock to Regent. Regent shall have reasonable discretion to determine whether Letters of Transmittal have been properly completed and executed and to disregard immaterial defects. Any good faith determination of Regent regarding such matters shall be binding and conclusive on the Bank and the Holders. The terms and conditions of the Letters of Transmittal, the form in which is included as Exhibit A to this Agreement, are hereby incorporated in this Agreement by reference. By executing and delivering a Letter of Transmittal to Regent, such Holder thereby assigns and transfers the shares of Bank Common Stock to Regent and irrevocably appoints Regent as such Holder's attorney-in-fact to cause the exchange of shares of Regent Common Stock for shares of Bank Common Stock. The method of delivery of certificates representing Bank Common Stock and the Letters of Transmittal is at the election and risk of the Holder.

     4. Delivery of Regent Common Stock. Regent hereby agrees to deliver to each Holder, as soon as practicable after receipt from such Holder of a duly executed Letter of Transmittal and the certificates representing the Bank Common Stock held by such Holder, certificates representing that number of full shares of Regent Common Stock equal to the number of shares of Bank Common Stock delivered to Regent by such Holder multiplied by the Exchange Rate.

     5. Representations of the Holders. Each of the Holders represents and warrants to Regent that: (a) such Holder is the sole owner of the Bank Common Stock held by it and has not assigned, transferred or pledged or agreed to assign, transfer or pledge any of the shares of Bank Common Stock held by it or any interest therein to any other person or entity, and that the shares of Bank Common Stock held by such Holder are not subject to any lien, security interest or other encumbrance whatsoever and (b) such Holder has full power to surrender the certificates representing Bank Common Stock for the exchange as provided herein and Regent will acquire good title to such shares. Each Holder further acknowledges that all authority conferred hereby and by such Holder's Letter of Transmittal will survive the death or incapacity of such Holder.

     6. Fractional Shares. Certificates for fractions of shares of Regent Common Stock or scrip certificates in lieu thereof will not be issued, and holders of certificates representing Bank Common Stock who would otherwise be entitled to receive a fraction of a share of Regent Common Stock will have none of the rights with respect to such fraction of a share that a holder of full shares of Regent Common Stock would possess in respect of such full share, and will receive in lieu thereof cash representing such fractional interest based upon the closing bid price of Regent Common Stock on the date of the Prospectus.

     7. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties hereto.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                       REGENT BANCSHARES CORP.

                                       By:
                                           ------------------------------------
                                           Robert B. Goldstein, President and
                                           Chief Executive Officer


                                       REGENT NATIONAL BANK

                                       By:
                                           ------------------------------------
                                           Robert B. Goldstein, Chairman of the
                                           Board and Chief Executive Officer

HOLDERS:

ASTER & CO.

By:
    ------------------------------     ----------------------------------------
Name:                                  Raymond J. Peach
Title:


FIRST FINANCIAL FUND, INC.

By:
    ------------------------------     ----------------------------------------
Name:                                  Edwin Marks
Title:


----------------------------------     ----------------------------------------
Mark Claster                           Andrew Boas


                                       LONG VIEW PARTNERS B

                                       By:
----------------------------------         ------------------------------------
Paul Schmidt                           Name:
                                       Title:

----------------------------------     ----------------------------------------
John D. Koizim, joint owner with       Martha Castillo, joint owner with
  Martha Castillo                        John D. Koizim

                                       THE ROBERT R. YOUNG FOUNDATION

                                       By:
----------------------------------         ------------------------------------
David W. Wallace                       Name:
                                       Title:

----------------------------------     ----------------------------------------
Joel E. Hyman, joint owner with        Elizabeth A. Cook, joint owner with
  Elizabeth A. Cook                      Joel E. Hyman


MERRILL, LYNCH, PIERCE, FENNER
  AND SMITH, custodian f/b/o Joel E.
  Hyman IRA

By:
    ------------------------------     ----------------------------------------
Name:                                  Einar Paul Robsham
Title:

----------------------------------     ----------------------------------------
Robert B. Goldstein, tenant in         Candy K. Goldstein, tenant in common
  common with Candy K. Goldstein         with Robert B. Goldstein


                                       COHEN & WOLF 401(K) PLAN under an
                                         Agreement dated 7/1/89 f/b/o
                                         Austin Wolf

                                       By:
----------------------------------         ------------------------------------
Ellen Wolf                             Name:
                                       Title:


1994 GARDEN STATE TRUST                WHITEWOOD FINANCIAL PARTNERS, L.P.

By:                                    By:
    ------------------------------         ------------------------------------
Name:                                  Name:
Title:                                 Title:


BASSWOOD INTERNATIONAL FUND, INC.      BASSWOOD FINANCIAL PARTNERS, L.P.

By:                                    By:
    ------------------------------         ------------------------------------
Name:                                  Name:
Title:                                 Title:


                                       MUTUAL DISCOVERY FUND

                                       By:
----------------------------------         ------------------------------------
Roger Leifer                           Name:
                                       Title:

STEPHENS, INC., custodian for
   Brigette A. Lyons IRA

By:
    ------------------------------     ----------------------------------------
Name:                                  Brigette A. Lyons
Title:

                                       STEPHENS, INC., custodian for
                                         John J. Lyons

                                       By:
----------------------------------         ------------------------------------
John J. Lyons                          Name:
                                       Title:


RAINBOW PARTNERS, LP                   MIX AVENUE, L.L.C.

By:                                    By:
    ------------------------------         ------------------------------------
Name:                                  Name:
Title:                                 Title:


----------------------------------     ----------------------------------------
Jeffrey Goldenberg                     David Henle, joint owner with Joan Henle


----------------------------------     ----------------------------------------
Joan Henle, joint owner with           Dominick Palumbo
  David Henle


D.M. KNOTT LIMITED PARTNERSHIP

By:
    ------------------------------     ----------------------------------------
Name:                                  Donald P. Calcagnini, joint owner with
Title:                                   Joyce W. Calcagnini


----------------------------------     ----------------------------------------
Joyce W. Calcagnini, joint owner       Arthur Calcagnini
  with Donald P. Calcagnini


----------------------------------     ----------------------------------------
James A. Calcagnini, joint owner       DeAnne P. Calcagnini, joint owner with
  with DeAnne P. Calcagnini              James A. Calcagnini


----------------------------------     ----------------------------------------
Thomas J. Calcagnini, joint owner      Elysee Calcagnini, joint owner with
  with Elysee Calcagnini                 Thomas J. Calcagnini

----------------------------------     ----------------------------------------
William T. O'Brien, joint owner        Maureen M. O'Brien, joint owner with
  with Maureen M. O'Brien                William T. O'Brien

CASTLE CREEK CAPITAL PARTNERS          BOSTON PROVIDENT PARTNERS, L.P.
   FUND-I

By:                                    By:
    ------------------------------         ------------------------------------
Name:                                  Name:
Title:                                 Title:


----------------------------------
Elise C. Palumbo

                                                                      EXHIBIT A

                             REGENT BANCSHARES CORP.

                              LETTER OF TRANSMITTAL


 Name and Address of Registered Owner             Certificate Numbers    Shares
   (as it appears on certificates)
                                     Tax ID:

                                     Shares Issued:


                                                  TOTAL SHARES

Certificates for Shares, Par Value $1.00 per share, of Regent National Bank ("Bank Common Stock") to accompany this Letter of Transmittal.

Send Letter of Transmittal and certificates for your Bank Common Stock to:

BY MAIL:                   BY HAND:                    BY OVERNIGHT CARRIER:
Regent Bancshares Corp.    Regent Bancshares Corp.     Regent Bancshares Corp.
1430 Walnut Street         1430 Walnut Street          1430 Walnut Street
Philadelphia, PA  19102    Philadelphia, PA  19102     Philadelphia, PA  19102
Attention: Joel E. Hyman   Attention: Joel E. Hyman    Attention: Joel E. Hyman

Ladies and Gentlemen:

As a result of the decision by Regent Bancshares Corp. to effect the exchange of
1.41666 shares, par value $.10 per share, of Regent Bancshares Corp. ("Regent Common Stock") for each share of Bank Common Stock issued in a private placement on April 16, 1997, the undersigned surrenders herewith the following certificate(s) for Bank Common Stock in exchange for a certificate of Regent Common Stock.

Please issue one certificate, unless otherwise instructed, for Regent Common Stock, in exchange for the above mentioned Bank Common Stock, at the rate of
1.41666 shares of Regent Common Stock for each share of Bank Common Stock surrendered. Forward such certificate(s) in the name(s) and to the address shown above unless other instructions are indicated below.

--------------------------------------------------------------------------------

This Letter of Transmittal must be signed by the registered owner(s) exactly as the name(s) appear(s) on the certificate(s). The undersigned hereby acknowledges receipt of a letter dated August __, 1997, from Regent Bancshares Corp. accompanied by a Prospectus dated August __, 1997.


=======================================================
                                                             ---------------------------------
                                                             Dated
=======================================================
Taxpayer Identification or Social Security Number            ---------------------------------
(TIN) CERTIFICATION:  Under the penalties of                 Signature of Owner(s) or Agent
perjury, I certify that the information provided on
this Transmittal, including the information in the TIN       ---------------------------------
box, is true, correct and complete.  Failure to com-         Signature of Owner(s) or Agent
plete and return this information will result in backup
withholding of 31% of payments due to you.                   ---------------------------------
                                                             Telephone No. (Include Area Code)

----------------------------------------------------------------------------------------------


    USE ONLY WHERE SPECIAL ISSUANCE REQUESTED (FOLLOW ENCLOSED INSTRUCTIONS)

Certificates will be issued in name shown on the face hereof, unless otherwise instructed below. Signatures on this Letter of Transmittal must be guaranteed by an eligible institution if special issuance is requested.

Issue to:

Name:
--------------------------------
                                       ----------------------------------------
Address:
--------------------------------       ----------------------------------------
                                       Identification or Social Security Number
                                       of Transferee
--------------------------------
             (Print)


                    USE ONLY WHERE SPECIAL DELIVERY REQUESTED

Certificates will be mailed to the address shown on the face hereof, unless the Special Issuance Request above has been used, in which case to the address set forth therein, unless otherwise instructed below.

Deliver      / / BY MAIL         / / AGAINST COUNTER RECEIPT    to:


Name:
--------------------------------

Address:
--------------------------------


--------------------------------
             (Print)

                                 EXHIBIT INDEX

                    (Pursuant to Item 601 of Regulation S-K)

                                                                   Sequentially
Exhibit                                                              Numbered
Number                     Description of Exhibits                     Page
------                     -----------------------                 ------------

 10(r)             Employment Agreement among Registrant,
                   Regent National Bank and Amanda V.
                   Perkins, dated as of April 14, 1997

 10(s)             Form of Waiver and Consent Agreement
                   among Registrant, Regent National Bank
                   and certain holders of Bank Common Stock

 23(b)             Consent of Grant Thornton LLP

 23(c)             Consent of Arthur Andersen LLP